                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-4 Owner Trust
                  Collection Period: 6/1/2006 through 6/30/2006
                                                   Determination Date: 7/17/2006
                                                         Payment Date: 7/21/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                                                              $1,547,814,477.92
   (B) Total Securities Balance                                                                             $1,547,814,477.92
   (C) Class A-1 Notes
       (i)    Class A-1 Notes Balance                                                                         $347,000,000.00
       (ii)   Class A-1 Notes Percentage (C(i)/B)                                                                      22.42%
       (iii)  Class A-1 Notes Rate                                                                                   3.82720%
       (iv)   Class A-1 Notes Accrual Basis                                                                        Actual/360
   (D) Class A-2 Notes
       (i)    Class A-2 Notes Balance                                                                         $409,000,000.00
       (ii)   Class A-2 Notes Percentage (D(i)/B)                                                                      26.42%
       (iii)  Class A-2 Notes Rate                                                                                     4.320%
       (iv)   Class A-2 Notes Accrual Basis                                                                            30/360
   (E) Class A-3 Notes
       (i)    Class A-3 Notes Balance                                                                         $433,000,000.00
       (ii)   Class A-3 Notes Percentage (E(i)/B)                                                                      27.97%
       (iii)  Class A-3 Notes Rate                                                                                     4.460%
       (iv)   Class A-3 Notes Accrual Basis                                                                            30/360
   (F) Class A-4 Notes
       (i)    Class A-4 Notes Balance                                                                         $306,960,000.00
       (ii)   Class A-4 Notes Percentage (F(i)/B)                                                                      19.83%
       (iii)  Class A-4 Notes Rate                                                                                     4.600%
       (iv)   Class A-4 Notes Accrual Basis                                                                            30/360
   (G) Certificates
       (i)    Certificates Balance                                                                             $51,854,477.92
       (ii)   Certificates Percentage (G(i)/B)                                                                          3.35%
       (iii)  Certificates Rate                                                                                        4.600%
       (iv)   Certificates Accrual Basis                                                                               30/360
   (H) Servicing Fee Rate                                                                                               1.00%
   (I) Portfolio Summary
       (i)    Weighted Average Coupon (WAC)                                                                             3.98%
       (ii)   Weighted Average Original Maturity (WAOM)                                                                 57.30 months
       (iii)  Weighted Average Remaining Maturity (WAM)                                                                 50.31 months
       (iv)   Number of Receivables                                                                                    97,847
   (J) Reserve Fund
       (i)    Reserve Account Initial Deposit Percentage                                                                0.50%
       (ii)   Reserve Account Initial Deposit                                                                   $7,739,072.39
       (iii)  Specified Reserve Account Percentage                                                                      0.50%
       (iv)   Specified Reserve Account Balance                                                                 $7,739,072.39
   (K) Yield Supplement Account Deposit                                                                        $72,610,130.63

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                                              $1,102,784,020.12
   (B) Total Securities Balance                                                                             $1,102,784,020.12
   (C) Cumulative Note and Certificate Pool Factor                                                                  0.7124782
   (D) Class A-1 Notes
       (i)    Class A-1 Notes Balance                                                                                   $0.00
       (ii)   Class A-1 Notes Pool Factor                                                                           0.0000000
       (iii)  Class A-1 Notes Interest Carryover Shortfall                                                              $0.00
       (iv)   Class A-1 Notes Principal Carryover Shortfall                                                             $0.00
   (E) Class A-2 Notes
       (i)    Class A-2 Notes Balance                                                                         $314,712,985.38
       (ii)   Class A-2 Notes Pool Factor                                                                           0.7694694
       (iii)  Class A-2 Notes Interest Carryover Shortfall                                                              $0.00
       (iv)   Class A-2 Notes Principal Carryover Shortfall                                                             $0.00
   (F) Class A-3 Notes
       (i)    Class A-3 Notes Balance                                                                         $433,000,000.00
       (ii)   Class A-3 Notes Pool Factor                                                                           1.0000000
       (iii)  Class A-3 Notes Interest Carryover Shortfall                                                              $0.00
       (iv)   Class A-3 Notes Principal Carryover Shortfall                                                             $0.00
   (G) Class A-4 Notes
       (i)    Class A-4 Notes Balance                                                                         $306,960,000.00
       (ii)   Class A-4 Notes Pool Factor                                                                           1.0000000
       (iii)  Class A-4 Notes Interest Carryover Shortfall                                                              $0.00
       (iv)   Class A-4 Notes Principal Carryover Shortfall                                                             $0.00
   (H) Certificates
       (i)    Certificates Balance                                                                             $48,111,034.74
       (ii)   Certificates Pool Factor                                                                              0.9278087
       (iii)  Certificates Interest Carryover Shortfall                                                                 $0.00
       (iv)   Certificates Principal Carryover Shortfall                                                                $0.00
   (I) Servicing Fee
       (i)    Servicing Fee Shortfall                                                                                   $0.00

                                                                          page 2

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-4 Owner Trust
                  Collection Period: 6/1/2006 through 6/30/2006
                                                   Determination Date: 7/17/2006
                                                         Payment Date: 7/21/2006

   (J) End of Prior Month Account Balances
       (i)    Reserve Account                                                                                   $7,739,072.39
       (ii)   Yield Supplement Account                                                                         $42,163,873.54
       (iii)  Payahead Account                                                                                          $0.00
       (iv)   Advances Outstanding                                                                                $358,222.19
   (K) Portfolio Summary as of End of Prior Month
       (i)    Weighted Average Coupon (WAC)                                                                             3.97%
       (ii)   Weighted Average Remaining Maturity (WAM)                                                                 40.96 months
       (iii)  Number of Receivables                                                                                    86,774
   (L) Note and Certificate Principal Distribution Percentages
       (i)    Note Percentage                                                                                          95.68%
       (ii)   Certificate Percentage                                                                                    4.32%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Precomputed Contracts Principal
       (i)    Scheduled Principal Collections                                                                           $0.00
       (ii)   Prepayments in Full                                                                                       $0.00
       (iii)  Prepayments in Full due to Repurchases                                                                    $0.00
   (B) Precomputed Contracts Collections                                                                                $0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                           $0.00
   (D) Simple Interest Receivables Principal
       (i)    Principal Collections                                                                            $29,293,946.18
       (ii)   Prepayments in Full                                                                              $13,530,996.59
       (iii)  Repurchased Receivables Related to Principal                                                              $0.00
   (E) Simple Interest Receivables Interest
       (i)    Simple Interest Collections                                                                       $3,750,020.23
   (F) Payment Advance for Precomputes
       (i)    Reimbursement of Previous Advances                                                                        $0.00
       (ii)   Current Advance Amount                                                                                    $0.00
   (G) Interest Advance for simple Interest - Net                                                                 ($33,290.75)
   (H) Payahead Account
       (i)    Payments Applied                                                                                          $0.00
       (ii)   Additional Payaheads                                                                                      $0.00
   (I) Portfolio Summary as of End of Month
       (i)    Weighted Average Coupon (WAC)                                                                             3.97%
       (ii)   Weighted Average Remaining Maturity (WAM)                                                                 40.04 months
       (iii)  Remaining Number of Receivables                                                                          85,494
   (J) Delinquent Receivables                                        # Units          Dollar Amount
                                                                  -------------  ----------------------
       (i)    31-60 Days Delinquent                               1,879   2.20%  $23,678,276.47   2.24%
       (ii)   61-90 Days Delinquent                                 403   0.47%   $5,414,942.58   0.51%
       (iii)  91 Days or More Delinquent                             61   0.07%     $854,170.69   0.08%
   (K) Vehicles Repossessed During Collection Period                 30   0.04%     $481,342.15   0.05%
   (L) Total Repossessed Vehicles in Inventory                       41   0.05%     $621,038.08   0.06%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                                             $0.00
   (B) Reserve Account Investment Income                                                                           $31,877.76
   (C) Yield Supplement Account Investment Income                                                                 $181,109.50
   (D) Trust Fees Expense                                                                                               $0.00
   (E) Aggregate Net Losses for Collection Period                                                                  192,820.51
   (F) Liquidated Receivables Information
       (i)    Gross Principal Balance on Liquidated Receivables                                                    754,327.87
       (ii)   Liquidation Proceeds                                                                                 415,992.14
       (iii)  Recoveries from Prior Month Charge Offs                                                              145,515.22
   (G) Days in Accrual Period                                                                                              30
   (H) Deal age                                                                                                            11

                               MONTHLY COLLECTIONS
                               -------------------

V. INTEREST COLLECTIONS
-----------------------
   (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                    $3,716,729.48

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                                               $42,824,942.77
   (B) Liquidation Proceeds (IV(F(i)))                                                                             415,992.14
   (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                                               0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                         145,515.22
                                                                                                            -----------------
   (E) Total Principal Collections (A+B+C+D)                                                                   $43,386,450.13

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                                     $47,103,179.61
-----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                  $2,721,409.15
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                          $49,824,588.76
------------------------------------

                                                                          page 3

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-4 Owner Trust
                  Collection Period: 6/1/2006 through 6/30/2006
                                                   Determination Date: 7/17/2006
                                                         Payment Date: 7/21/2006

                              MONTHLY DISTRIBUTIONS
                              ---------------------

X. FEE DISTRIBUTIONS
--------------------
   (A) Servicing Fee
       (i)    Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                      $918,986.68
       (ii)   Servicing Fee Paid ($ 0.59 per $1,000 original principal amount)                                     918,986.68
                                                                                                            -----------------
       (iii)  Servicing Fee Shortfall                                                                                   $0.00
   (B) Reserve Account Investment Income (IV(B))                                                                   $31,877.76
   (C) Yield Supplement Account Investment Income (IV(C))                                                               $0.00
   (D) Trust Fees Expense (IV(D))                                                                                       $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
   (A) Interest
       (i)    Class A-1 Notes
              (a) Class A-1 Notes Interest Due                                                                          $0.00
              (b) Class A-1 Notes Interest Paid                                                                          0.00
                                                                                                            -----------------
              (c) Class A-1 Notes Interest Shortfall                                                                    $0.00
       (ii)   Class A-2 Notes
              (a) Class A-2 Notes Interest Due                                                                  $1,132,966.75
              (b) Class A-2 Notes Interest Paid                                                                  1,132,966.75
                                                                                                            -----------------
              (c) Class A-2 Notes Interest Shortfall                                                                    $0.00
       (iii)  Class A-3 Notes
              (a) Class A-3 Notes Interest Due                                                                  $1,609,316.67
              (b) Class A-3 Notes Interest Paid                                                                  1,609,316.67
                                                                                                            -----------------
              (c) Class A-3 Notes Interest Shortfall                                                                    $0.00
       (iv)   Class A-4 Notes
              (a) Class A-4 Notes Interest Due                                                                  $1,176,680.00
              (b) Class A-4 Notes Interest Paid                                                                  1,176,680.00
                                                                                                            -----------------
              (c) Class A-4 Notes Interest Shortfall                                                                    $0.00
       (v)    Total Note Interest
              (a) Total Note Interest Due                                                                       $3,918,963.42
              (b) Total Note Interest Paid                                                                       3,918,963.42
                                                                                                            -----------------
              (c) Total Note Interest Shortfall                                                                         $0.00
              (d) Reserve Account Withdrawal for Note Interest                                                          $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                       $44,986,638.66
   (B) Principal
       (i)    Noteholders' Principal Distribution Amounts                                                      $41,696,646.15
       (ii)   Class A-1 Notes Principal
              (a) Class A-1 Notes Principal Due                                                                         $0.00
              (b) Class A-1 Notes Principal Paid                                                                         0.00
                                                                                                            -----------------
              (c) Class A-1 Notes Principal Shortfall                                                                   $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00
       (iii)  Class A-2 Notes Principal
              (a) Class A-2 Notes Principal Due                                                                $41,696,646.15
              (b) Class A-2 Notes Principal Paid                                                                41,696,646.15
                                                                                                            -----------------
              (c) Class A-2 Notes Principal Shortfall                                                                   $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00
       (iv)   Class A-3 Notes Principal
              (a) Class A-3 Notes Principal Due                                                                         $0.00
              (b) Class A-3 Notes Principal Paid                                                                         0.00
                                                                                                            -----------------
              (c) Class A-3 Notes Principal Shortfall                                                                   $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00
       (v)    Class A-4 Notes Principal
              (a) Class A-4 Notes Principal Due                                                                         $0.00
              (b) Class A-4 Notes Principal Paid                                                                         0.00
                                                                                                            -----------------
              (c) Class A-4 Notes Principal Shortfall                                                                   $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00
       (vi) Total Notes Principal
              (a) Total Notes Principal Due                                                                     41,696,646.15
              (b) Total Notes Principal Paid                                                                    41,696,646.15
                                                                                                            -----------------
              (c) Total Notes Principal Shortfall                                                                       $0.00
              (d) Reserve Account Withdrawal                                                                            $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
    Amount available for deposit into reserve account                                                           $3,289,992.51
    Amount deposited into reserve account                                                                                0.00
    Excess Amount Released from Reserve Account                                                                          0.00
                                                                                                            -----------------
    Excess funds available to Certificateholders                                                                 3,289,992.51

                                                                          page 4

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-4 Owner Trust
                  Collection Period: 6/1/2006 through 6/30/2006
                                                   Determination Date: 7/17/2006
                                                         Payment Date: 7/21/2006

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
   (A) Interest
       (i)    Certificate Monthly Interest Due                                                                    $184,425.63
       (ii)   Certificate Interest Shortfall Beginning Balance                                                          $0.00
                                                                                                            -----------------
       (iii)  Total Certificate Interest Due                                                                      $184,425.63
       (iv)   Certificate Interest Paid                                                                            184,425.63
                                                                                                            -----------------
       (v)    Certificate Interest Shortfall Ending Balance                                                             $0.00
   (B) Principal
       (i)    Certificate Monthly Principal Due                                                                 $1,882,624.49
       (ii)   Certificate Principal Shortfall Beginning Balance                                                         $0.00
                                                                                                            -----------------
       (iii)  Total Certificate Principal Due                                                                   $1,882,624.49
       (iv)   Certificate Principal Paid                                                                         1,882,624.49
                                                                                                            -----------------
       (v)    Certificate Principal Shortfall Ending Balance                                                            $0.00
   (C) Release to Seller                                                                                        $1,222,942.39

                              DISTRIBUTIONS SUMMARY
                              ---------------------

   (A) Total Collections                                                                                       $49,824,588.76
   (B) Service Fee                                                                                                $918,986.68
   (C) Trustee Fees                                                                                                      0.00
   (D) Class A1 Amount                                                                                                  $0.00
   (E) Class A2 Amount                                                                                         $42,829,612.90
   (F) Class A3 Amount                                                                                          $1,609,316.67
   (G) Class A4 Amount                                                                                          $1,176,680.00
   (H) Amount Deposited into Reserve Account                                                                            $0.00
   (I) Certificateholders                                                                                       $2,067,050.12
   (J) Release to seller                                                                                        $1,222,942.39
   (K) Total amount distributed                                                                                $49,824,588.76
   (L) Amount of Draw from Reserve Account                                                                               0.00
   (M) Excess Amount Released from Reserve Account                                                                       0.00

                         DISTRIBUTION TO SECURITYHOLDERS
                         -------------------------------

Note Interest Distribution Amount                                                                               $3,918,963.42
       Class A-1 Notes:     ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:     ($ 2.77 per $1,000 original principal amount)
       Class A-3 Notes:     ($ 3.72 per $1,000 original principal amount)
       Class A-4 Notes:     ($ 3.83 per $1,000 original principal amount)
Note Principal Distribution Amount                                                                              41,696,646.15
       Class A-1 Notes:     ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:     ($ 101.95 per $1,000 original principal amount)
       Class A-3 Notes:     ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:     ($ 0.00 per $1,000 original principal amount)
Note Interest Carryover Shortfall                                                                                        0.00
       Change from immediately preceding Payment Date                                                                    0.00
       Class A-1 Notes:     ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:     ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:     ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:     ($ 0.00 per $1,000 original principal amount)
Note Principal Carryover Shortfall                                                                                       0.00
       Change from immediately preceding Payment Date                                                                    0.00
       Class A-1 Notes:     ($ 0.00 per $1,000 original principal amount)
       Class A-2 Notes:     ($ 0.00 per $1,000 original principal amount)
       Class A-3 Notes:     ($ 0.00 per $1,000 original principal amount)
       Class A-4 Notes:     ($ 0.00 per $1,000 original principal amount)

Certificate Interest Distribution Amount                                                                           184,425.63
                            ($ 3.56 per $1,000 original principal amount)

Certificate Principal Distribution Amount                                                                        1,882,624.49
                            ($ 36.31 per $1,000 original principal amount)

Certificate Interest Carryover Shortfall                                                                                 0.00
       Change from immediately preceding Payment Date                                                                    0.00
                            ($ 0.00 per $1,000 original principal amount)

Certificate Principal Carryover Shortfall                                                                                0.00
       Change from immediately preceding Payment Date                                                                    0.00
                            ($ 0.00 per $1,000 original principal amount)

                                                                          page 5

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-4 Owner Trust
                  Collection Period: 6/1/2006 through 6/30/2006
                                                   Determination Date: 7/17/2006
                                                         Payment Date: 7/21/2006

                         PORTFOLIO AND SECURITY SUMMARY
                         ------------------------------

                                                                                      Beginning                   End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                          of Period                 of Period
--------------------------------------------                                      -----------------         -----------------
   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes                                          $1,054,672,985.38         $1,012,976,339.23
       (ii)   Note Pool Factor                                                            0.7050142                 0.6771413
       (iii)  Class A-1 Notes Balance                                                          0.00                      0.00
       (iv)   Class A-1 Notes Pool Factor                                                 0.0000000                 0.0000000
       (v)    Class A-2 Notes Balance                                                314,712,985.38            273,016,339.23
       (vi)   Class A-2 Notes Pool Factor                                                 0.7694694                 0.6675216
       (vii)  Class A-3 Notes Balance                                                433,000,000.00            433,000,000.00
       (viii) Class A-3 Notes Pool Factor                                                 1.0000000                 1.0000000
       (ix)   Class A-4 Notes Balance                                                306,960,000.00            306,960,000.00
       (x)    Class A-4 Notes Pool Factor                                                 1.0000000                 1.0000000
       (xi)   Certificates Balance                                                    48,111,034.74             46,228,410.25
       (xii)  Certificates Pool Factor                                                    0.9278087                 0.8915028
       (xiii) Total Principal Balance of Notes and Certificates                    1,102,784,020.12          1,059,204,749.48
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                                                   3.97%                     3.97%
       (ii)   Weighted Average Remaining Maturity (WAM)                                       40.96 months              40.04 months
       (iii)  Remaining Number of Receivables                                                86,774                    85,494
       (iv)   Portfolio Receivable Balance                                        $1,102,784,020.12         $1,059,204,749.48
   (C) Outstanding Advance Amount                                                       $358,222.19               $324,931.44
   (D) Outstanding Payahead Balance                                                           $0.00                     $0.00

                               SUMMARY OF ACCOUNTS
                               -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
   (A) Beginning Reserve Account Balance                                                                        $7,739,072.39
   (B) Draws                                                                                                             0.00
       (i)    Draw for Servicing Fee                                                                                     0.00
       (ii)   Draw for Interest                                                                                          0.00
       (iii)  Draw for Realized Losses                                                                                   0.00
   (C) Excess Interest Deposited into the Reserve Account                                                                0.00
   (D) Reserve Account Balance Prior to Release                                                                  7,739,072.39
   (E) Reserve Account Required Amount                                                                           7,739,072.39
   (F) Final Reserve Account Required Amount                                                                     7,739,072.39
   (G) Excess Reserve Account Amount                                                                                     0.00
   (H) Release of Reserve Account Balance to Seller                                                                      0.00
   (I) Ending Reserve Account Balance                                                                            7,739,072.39

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
   (A) Beginning Yield Supplement Account Balance                                                               42,163,873.54
   (B) Investment Earnings                                                                                         181,109.50
   (C) Investment Earnings Withdraw                                                                                      0.00
   (D) Additional Yield Supplement Amounts                                                                               0.00
   (E) Yield Supplement Deposit Amount                                                                           2,721,409.15
   (F) Release of Yield Deposit Account Balance to Seller                                                                0.00
                                                                                                            -----------------
   (G) Ending Yield Supplement Account Balance                                                                  39,623,573.89

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
       (i)    Liquidation Proceeds                                                                                $415,992.14
       (ii)   Recoveries on Previously Liquidated Contracts                                                        145,515.22
   (B) Aggregate Net Losses for Collection Period                                                                  192,820.51
   (C) Net Loss Rate for Collection Period (annualized)                                                                 0.21%
   (D) Cumulative Net Losses for all Periods                                                                     2,783,937.43
   (E) Delinquent Receivables                                        # Units         Dollar Amount
                                                                  -------------  ----------------------
       (i)    30-59 Days Delinquent                               1,879   2.20%  $23,678,276.47   2.24%
       (ii)   60-89 Days Delinquent                                 403   0.47%   $5,414,942.58   0.51%
       (iii)  90 Days or More Delinquent                             61   0.07%     $854,170.69   0.08%

XVIII. REPOSSESSION ACTIVITY                                         # Units         Dollar Amount
----------------------------                                      -------------  ----------------------
   (A) Vehicles Repossessed During Collection Period                 30   0.04%     $481,342.15   0.05%
   (B) Total Repossessed Vehicles in Inventory                       41   0.05%     $621,038.08   0.06%

                                                                          page 6

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2005-4 Owner Trust
                  Collection Period: 6/1/2006 through 6/30/2006
                                                   Determination Date: 7/17/2006
                                                         Payment Date: 7/21/2006

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------

   (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
       (i)    Second Preceding Collection Period                                                                        0.18%
       (ii)   Preceding Collection Period                                                                               0.20%
       (iii)  Current Collection Period                                                                                 0.21%
       (iv)   Three Month Average (Avg(i,ii,iii))                                                                       0.20%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
          Outstanding Balance of Receivables.
       (i)    Second Preceding Collection Period                                                                        0.58%
       (ii)   Preceding Collection Period                                                                               0.56%
       (iii)  Current Collection Period                                                                                 0.59%
       (iv)   Three Month Average (Avg(i,ii,iii))                                                                       0.58%

   (C) Loss and Delinquency Trigger Indicator                                                        Trigger was not hit.

   I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

   /s/ Paul C. Honda
   ------------------------------------
   Paul C. Honda
   Assistant Vice President, Assistant Secretary and Compliance Officer